UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2006
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)		92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure
     On February 15, 2006, the Registrant announced a definitive agreement to acquire PathScale, Inc. Pursuant to the terms of the agreement, the Registrant will pay approximately $109 million in cash and assume the outstanding unvested stock options of PathScale. The acquisition is expected to close in April 2006 following the satisfaction of customary closing conditions. Following the filing of this Current Report on Form 8-K, the Registrant will host a conference call to discuss the definitive agreement at 3:00 p.m. (Pacific Time).
     A copy of the press release issued by the Registrant concerning this definitive agreement and the script for the conference call are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference.
     This report, the press release, conference call script and certain comments made by representatives of the Registrant on such conference call may contain certain forward-looking statements related to the Registrant’s business that are based on the Registrant’s current expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The Registrant’s written policy on forward-looking statements can be found in Item 7 of its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
     The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	Press Release*, dated February 15, 2006, announcing a definitive agreement to acquire PathScale, Inc.
99.2	Script* for the Registrant’s February 15, 2006 conference call.

*	These exhibits are being furnished pursuant to Item 9.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
February 15, 2006	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release, dated February 15, 2006, announcing a definitive agreement to acquire PathScale, Inc.
99.2	Script for the Registrant’s February 15, 2006 conference call.